Rule 497(d)


                                    FT 7064

           Market Strength Allocation Opportunity Portfolio, Series 3

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, the ticker symbol for Geely Automobile Holdings Limited, identified as GELYF in the Prospectus, shall be replaced with GELYY.

January 19, 2018